PART C

OTHER INFORMATION

Item 23. Exhibits.

(a) (1)Articles of Restatement, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1995 (File No. 33-15166).

(2) Articles of Amendment, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 26, 1996 (File No. 33-15166).

(3) Articles Supplementary, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 26, 1996 (File No. 33-15166).

(4) Articles Supplementary, incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed via EDGAR on May 31, 2001 (File No. 33-15166).

(5) Articles of Amendment dated July 7, 2003, incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 2004 (File No. 33-15166).

(6) Articles Supplementary dated July 30, 2003, incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 2004 (File No. 33-15166).

(7) Form of Articles Supplementary, relating to the Class R shares.**

(b)

Amended and Restated By-Laws dated November 16, 2004.Incorporated by reference to an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed voa Edgar on July 29, 2005 (File NO. 33-15166).

(c)

(1) Specimen certificate for Class B shares of common stock, $.01 par value, of the Registrant, incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on July 25, 1997 (File No. 33-15166).

(2) Specimen certificate for Class A shares of common stock, $.01 par value, of the Registrant, incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on July 25, 1997 (File No. 33-15166).

(3) Specimen certificate for Class C shares of common stock, $.01 par value, of the Registrant, incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on July 25, 1997 (File No. 33-15166).

(d)

(1)(i) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC, incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 2002 (File No. 33-15166).

(ii) New Fee Schedule as of May 25, 2004. Incorporated by reference to an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed voa Edgar on July 29, 2005 (File NO. 33-15166).

(2) Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 2002 (File No. 33-15166).

(e)(1) Amended and Restated Distribution Agreement between Registrant and Prudential Investment Management Services LLC (PIMS). *

(2) Form of Selected Dealer Agreement, incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15166).

(f) Not Applicable.

(g)(1) Custodian Agreement with Bank of New York. Incorporated by reference to an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed voa Edgar on July 29, 2005 (File NO. 33-15166).

(h)

(1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on July 25, 1997 (File No. 33-15166).

(2) Amendment to Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC, incorporated by reference to Exhibit (h)(ii) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 2000 (File No. 33-15166).

(i)(1) Opinion and consent of counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 2001 (File No. 33-15166).

(i)(2) Opinion and consent of DLA Piper Rudnick Gray Cary US LLP relating to the Class R shares of the Fund.**

(j) Consent of registered public accounting firm. **

(k) Not Applicable.

(l) Not Applicable.

(m)

(1) Amended Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit 15(d) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15166).

(2) Amended Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15166).

(3) Amended Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15166).

(4) Form of Distribution and Service Plan for Class R Shares. *

(5) Rule 12b-1 Fee Waiver for Class A Shares.*

(6) Rule 12b-1 Fee Waiver Class R Shares. **

(n) Form of Amended and Restated Rule 18f-3 Plan. *

(p)

(1) Amended Code of Ethics of the Registrant dated April 6, 2005. Incorporated by reference to an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via Edgar on July 29, 2005 (File NO. 33-15166).

(2) Amended Personal Securities Trading Policy of Manager and Distributor dated January 1, 2005. Incorporated by reference to an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via Edgar on July 29, 2005 (File NO. 33-15166).

(3) Amended Code of Ethics of Jennison Associates LLC dated February 1, 2005. Incorporated by reference to an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via Edgar on July 29, 2005 (File NO. 33-15166).

(q)

(1) Powers of Attorney dated March 2, 2005. Incorporated by reference to an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via Edgar on July 29, 2005 (File NO. 33-15166).

*Filed herewith.

** To be filed by amendment.

 Item 24. Persons Controlled by or under Common Control with Registrant.

None.

Item 25. Indemnification.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund’s By-Laws (Exhibit (b) to the Registration Statement), the Registrant shall indemnify present and former officers, directors, employees and agents of the Registrant against judgments, fines, settlements and expenses and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors unless it is established that (i) the act or omission of the director was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper person benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director has reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e) (1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence of reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC and Jennison Associates LLC, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 26. Business and Other Connections of the Investment Adviser.

(a)  Prudential Investments LLC (PI)

See “How the Fund Is Managed—Manager” in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of the directors and principal executive officers of PI are listed in Schedules A and D of its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-31104), the text of which is hereby incorporated by reference.

 (b)  Jennison Associates LLC (Jennison)

See “How the Fund Is Managed—Investment Adviser” in the Prospectus constituting Part A of this Registration Statement and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of Jennison are included in Schedule A and D of its Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

Item 27. Principal Underwriters.

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden High Yield Total Return Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, American Skandia Trust and The Prudential Series Fund.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Discovery Premier Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b) The business and other connections of PIMS' sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

 Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York, 100 Wall Street, New York, New York 10286; Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; and Prudential Mutual Fund Services LLC, Gateway Center Three, 10th Floor, 100 Mulberry Street, Newark, New Jersey 07102. Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1(d) and (f) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by The Bank of New York and by Prudential Mutual Fund Services LLC.

Item 29. Management Services.

Other than as set forth under the captions “How the Fund Is Managed—Manager”, “How the Fund Is Managed—Investment Adviser” and “How the Fund Is Managed—Distributor” in the Prospectus and the caption “Investment Advisory and Other Services” in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of June 2006.

JENNISON NATURAL RESOURCES FUND, INC.

 By:  *

  Judy A. Rice, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Linda W. Bynoe	Trustee
* David E.A. Carson	Trustee
* Robert F. Gunia	Trustee and Vice President
* Robert E. La Blanc	Trustee
* Douglas H. McCorkindale	Trustee
* Richard A. Redeker	Trustee
* Judy A. Rice	Trustee and President
* Robin B. Smith	Trustee and Chairman
* Stephen G. Stoneburn	Trustee
* Clay T. Whitehead	Trustee
* Grace C. Torres	Treasurer and Principal Financial and Accounting Officer
*By: /s/ Claudia DiGiacomo (Attorney-in-Fact)		June 30, 2006

EXHIBIT INDEX

 EXHIBIT

NO.	DESCRIPTION

(e)(1)     Form of Amended and Restated Distribution Agreement between Registrant and   Prudential Investment Management Services LLC (PIMS).

(m) (1) Form of Distribution and Service Plan for Class R Shares.

(n)	Form of Rule 18f-3 Plan.